KPM FUNDS, INC.
                               SEMI-ANNUAL REPORT

                              KPM EQUITY PORTFOLIO
                           KPM FIXED INCOME PORTFOLIO

                                 DECEMBER 31, 1997

Investment Adviser
KPM Investment Management, Inc.

Distributor
Kirkpatrick, Pettis, Smith, Polian, Inc.

Administrator, Transfer Agent and
Dividend Paying Agent
Lancaster Administation Services, Inc.

Custodian
Union Bank and Trust Co.

This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

                                KPM FUNDS, INC.


                             PERFORMANCE STATISTICS

                       One Year             Avg. Annual Return
                        Ended                Since Inception
                       12/31/97                 (07/05/94)
                       --------            ---------------------
Equity Portfolio         20.1%                     23.7%

Fixed Income Portfolio    8.4%                      7.7%


Total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.


Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

Your fund continued to provide strong positive returns in the second half of 1997. The KPM Equity Portfolio had a total return of 5.9% for the six-month period and 20.1% for the twelve-month period ended December 31, 1997. The KPM Fixed Income Portfolio had a total return of 5.6% for the six-month period and 8.4% for the twelve-month period.

While the equity returns were attractive on an absolute basis, your managers were disappointed with the 1997 returns on a relative basis, i.e., compared to other stock market indices. For example, the Value Line Composite Index had an increase of 21.1% for 1997, the Dow Jones Industrials Average had a total return of 24.3%, and the Standard & Poor's 500 Average had a total return of 33.3%. As I mentioned in our 1996 Semi-Annual Report, the largest capitalization stocks which are heavily weighted in the S&P 500 Index had the best gains last year. There have been few years in the past where the disparity between the large capitalization stocks and the average stocks has been so great. We owned a few of these large capitalization stocks, but according to our value analysis many of them were "over priced" compared to their long-term economic value and, therefore, didn't meet our criteria. However in 1997, these stocks continued to outpace the rest of the market. We are confident that the stocks that we do own represent good long-term value. While many of them lagged the market in 1997, we believe that they have the potential to be valued at much higher levels in some future period. The "value" philosophy has served us well over the long-term even though it may cause us to lag some of the indices for temporary periods.

The KPM Fixed Income Portfolio's gross returns (before expenses and fees) were comparable to the fixed income indices. This portfolio continues to provide attractive returns with a very low risk profile. The average maturity is relatively short to minimize market risk due to changes in interest rates and the credit risk is minimized by a large investment in government-backed securities, asset-backed securities and high grade corporates.

In recent months, many of the major nations in Asia have suffered significant declines in the value of their currencies, stock markets and real estate. The International Monetary Fund (IMF), with the cooperation of banks and other lenders to the region, has offered financial loan packages to these countries to help them work out their difficulties. However, this crisis will reduce economic activity in 1998 in Asia and the rest of the world. As a result, the earnings of many U.S.-based companies will, most likely, grow at a slower rate than analysts and investors had previously estimated. On the positive side, these worldwide deflationary forces will probably help inflation at low levels and may allow interest rates to decline further. This confluence of trends will probably create a challenging investment environment in 1998, but often it is from such environments that some of the best investment opportunities are created.

Total assets of the KPM Funds currently exceed $61 million and we have a total of 490 shareholders. We thank you for your support.

Sincerely,




Randall D. Greer, CFA
Chairman

                              KPM EQUITY PORTFOLIO

PORTFOLIO COMMENTARY
        Bruce H. Van Kooten, CFA
        Portfolio Manager

The second half of 1997 was again strong for the equity markets. The 10.6% return of the Standard & Poor's 500 almost equaled the 11.8% in the year ago period. Unfortunately, the KPM Equity Portfolio did not perform in the second half of 1997 as well as in the second half of 1996, returning 5.9% for the six-month period. For the twelve months ending December 31, 1997, the Equity Portfolio achieved a total return of 20.1%. While this return is respectable based on historical and absolute standards, it was disappointing to us when compared to the S&P 500 total return of 33.3%. The return of the S&P was primarily generated from the mega-capitalization stocks which have the greatest weightings in the index itself. We have written previously about our concerns of index funds and their effect on the stock market and these concerns still remain valid today.

As 1998 unfolds, we note that volatility has increased dramatically, not only on a weekly or daily basis, but on an hourly basis. The market appears to be exhibiting the excessive mood swings of a manic-depressive disorder. Gyrations in sentiment result in stock prices plunging or soaring by the minute, while swift rotation from one industry group to another by market players has most investors very confused.

Our views on the widespread overvaluation present in the market have not changed either. Every once in a while we come across some statistic that causes us to question the market's judgment. For example, the current combined stock market value of Indonesia, Malaysia, the Philippines, Singapore, Taiwan and Thailand is less than the stock market value of General Electric Company. General Electric is a tremendous company, but to say that it is worth more than all the public companies in these countries seems a bit of a stretch. Either the stock markets of these countries are undervalued or General Electric is overvalued. (We happen to believe that General Electric is overvalued, but have no opinion on whether or not the Asian stock markets are undervalued.)

Regardless of the tone of the domestic or international markets, our basic value discipline remains the same--preserving your capital by controlling risk with conservative long-term investments purchased at a discount to their intrinsic value.

PORTFOLIO PROFILE AS OF DECEMBER 31, 1997

                                KPM EQUITY
                             WEIGHTED AVERAGE          S&P 500
                             -----------------     -----------------
Price/Earnings*                   14.0x                 19.9x
Price/Book Value                   2.7x                  3.9x
Dividend Yield                     1.6%                  1.7%
Return  on  Equity  (5-year       17.5%                 16.3%
average)
Market Capitalization            $20.9 billion         $53.9 billion
               *based on 1998 estimates

                                   1 Year Ended        Avg. Annual
                                     12/31/97             Return
                                                     Since Inception*
                                 -----------------   -----------------
    KPM Equity Portfolio              20.1%               23.7%
  *  Inception date is 7/5/94

------------------------------------------------------------------------------

                         RETURN ON A $10,000 INVESTMENT

                         KPM EQUITY PORTFOLIO   $21,022
                         S&P 500 COMPOSITE      $23,533
                                [GRAPH OMITTED]

This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

                           KPM FIXED INCOME PORTFOLIO

PORTFOLIO COMMENTARY
        Patrick M. Miner, CFA
        Portfolio Manager

The bond market rally stayed surprisingly strong throughout the last half of 1997 with yield decreases of 40 to 65 basis points (0.40% to 0.65%) in intermediate rates and a decline of 85 basis points (0.85%) in long-term rates. In addition to the friendly inflation outlook, the bond market was aided by a "flight to quality" as investors flocked to the U.S. government bond market in reaction to the disturbing developments in the Asian markets. The KPM Fixed Income Portfolio posted a gain of 5.6% in total return for the second half of the year compared with a 6.4% gain for the Lehman Aggregate Index. Over the past twelve months the Portfolio has posted a very solid 8.4% return.

The macro-economic environment remains "friendly" for the bond market. Growth is expected to moderate in 1998, allowing inflation expectations to remain benign and the Federal Reserve to remain "neutral" -- or possibly even ease short-term rates. Wholesale price inflation has been virtually non-existent for the past year, and this should result in very low consumer inflation numbers in 1998. But with this economic expansion entering its seventh year, it shouldn't be much of surprise if consumer spending slows in the face of a further decline in inflation. Consumers are getting "spent out." This scenario will provide a continuing environment for lower interest rates and a continuation of the bond market rally.

We continue to de-emphasize Treasury debt securities in favor of high-quality corporate, mortgage-backed and asset-backed securities to take advantage of the higher yields available in these sectors. We have increased the Portfolio's allocation in mortgage-backed securities to 39% as their spread, versus comparable Treasury securities, remains attractive. We have also increased the asset-backed securities allocation from 12% to 14%. Both of these market sectors are approaching their maximum portfolio weighting as rates. Looking forward into 1998, we see the potential for an increase in bond market volatility as rates work their way lower -- providing us an opportunity to improve portfolio yield in periods of market weakness. Future purchases will focus on corporate issues now that we have begun to see some meaningful widening of corporate bond spreads for the first time in a few years.

PORTFOLIO PROFILE AS OF DECEMBER 31, 1997

                             WEIGHTED AVERAGE
                             -----------------
Average Quality of Securities    Aa2
Average Life of Securities       7.31 years
Effective Duration               4.75 years
SEC Yield                        6.13%

                                   1 Year Ended        Avg. Annual
                                     12/31/97             Return
                                                     Since Inception*
                                 -----------------   -----------------
    KPM Fixed Income Portfolio         8.4%                7.7%
  *  Inception date is 7/5/94

--- ---------------------------- ----------------- - ----------------- -

                         RETURN ON A $10,000 INVESTMENT

                       KPM FIXED INCOME PORTFOLIO    $12,950
                       LEHMAN AGGREGATE BOND INDEX   $13,597

                                [GRAPH OMITTED]

This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Fixed Income Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The Lehman Aggregate Bond Index includes all public obligation of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.

                                 KPM FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997


                              KPM EQUITY PORTFOLIO

                                                        PERCENT
                                                         OF NET       MARKET
  SHARES      COMMON STOCK - 88.57%                     ASSESTS        VALUE
  ------      ---------------------                     -------        -----

              APPAREL/SHOES                               2.66%
              -------------
     35,000   Nike, Inc.                                          $1,373,750

              BASIC MATERIALS                             9.46%
              ---------------
     22,000   Consolidated Papers                                  1,174,250
     65,000   Hanna (M.A.) Company                                 1,641,250
     25,000   Potash Corporation                                   2,075,000
                                                                   ---------
                                                                   4,890,500

              BUSINESS/CONSUMER SERVICES                  6.83%
              --------------------------
     56,500   Banta Corporation                                    1,525,500
     47,000   Toro Company                                         2,003,375
                                                                   ---------
                                                                   3,528,875

              CAPITAL GOODS                              14.25%
              -------------
     35,500   Bandag, Inc.                                         1,897,031
     40,000   Pentair, Inc.                                        1,437,500
     64,500   Fibermark, Inc.                                      1,386,750
     48,000   Trinity Industries                                   2,142,000
     25,600   Valmont Industries                                     499,200
                                                                     -------
                                                                   7,362,481

              CONSUMER PRODUCTS                          10.56%
              -----------------
     64,000   Franklin Covey*                                      1,408,000
     36,500   Kimberly Clark                                       1,799,906
     50,000   TBC Corporation*                                       478,125
     63,500   Tupperware                                           1,770,063
                                                                   ---------
                                                                   5,456,094

* Indicates nonincome-producing security.

                                 KPM FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                   (CONTINUED)

                              KPM EQUITY PORTFOLIO
                                                        PERCENT
                                                         OF NET       MARKET
     SHARES   COMMON STOCK (CONTINUED)                  ASSESTS        VALUE
    -------  --------------------------                ---------     ---------
              ENERGY                                     11.02%
              ------
     25,000   Atlantic Richfield                                   2,003,125
     47,850   Prima Energy Corporation                               921,113
     70,000   Union Pacific Resources                              1,697,500
     17,500   Exxon Corporation                                    1,070,781
                                                                   ---------
                                                                   5,692,519

              FINANCIAL SERVICES                         10.88%
              ------------------
      6,400   Gallagher (Arthur J.) & Company                      1,222,531
      3,100   Freddie Mac                                          2,243,656
      8,485   SLM Holding Corporation                              2,156,438
                                                                   ---------
                                                                   5,622,625

              FOOD/BEVERAGE/TOBACCO                       3.20%
              ---------------------
     36,500   Phillip Morris Companies, Inc.                       1,653,906

              INSURANCE                                  12.87%
              ---------
     24,000   Allstate Corporation                                 2,181,000
         50   Berkshire Hathaway*                                  2,300,000
     32,500   MBIA Incorporated                                    2,171,406
                                                                   ---------
                                                                   6,652,406

              RETAILING                                   3.22%
              ---------
     53,000   Toys "R" Us Inc.                                     1,666,188

              TRANSPORTATION                              3.62%
              --------------
     30,000   Union Pacific Corporation                            1,873,125

              Total Investment in Securities
              (Cost $35,328,618)                         88.57%   45,772,469
              Cash Equivalents                           11.29%    5,835,968
              Other Assets, Less Liabilities              0.14%       69,448
                                                          -----       ------
              NET ASSETS                                100.00%  $51,677,885
                                                        ======   ============

* Indicates nonincome-producing security.

See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                           KPM FIXED INCOME PORTFOLIO
 PRINCIPAL                                                             MARKET
  AMOUNT                                                                VALUE
----------                                                            ---------
              U.S. GOVERNMENT SECURITIES - 5.01%
              ----------------------------------
    200,000   U.S. Treasury Bond 7.125% due 2/15/23                  $228,219
    250,000   U.S. Treasury Bond 6.625% due 2/15/27                   271,445
                                                                      -------
                Total U.S. Government Securities                      499,664

              ASSET BACKED SECURITIES - 12.43%
              ---------------------------------
    125,452   Green Tree Financial Corp. ABS 7.95% due 6/15/25        125,864
    112,150   Green Tree Financial Corp. ABS 7.7% due 1/15/20         112,869
    100,000   Green Tree Financial Corp. ABS 7.3% due 7/15/25         101,203
    300,000   Green Tree Financial Corp. CMO 7.95% due 8/15/25        322,453
    250,000   Oakwood Mortgage Investors, Inc. 7.5% due 1/15/21       255,234
     24,331   Security Pacific Acceptance Corp. 7.25% due 12/15/11     24,358
    147,000   Vander Mortgage 7.19% due 2/7/14                        152,421
    120,000   Westinghouse 6.875%  due 9/1/03                         118,177
     26,750   Zions AB 5.15% due 9/25/03                               26,201
                                                                       ------
                Total Asset Backed Securities                       1,238,780

              COLLATERALIZED MORTGAGE OBLIGATIONS - 40.80%
               --------------------------------------------
   $150,000   Federal Home Loan Mtg. Corp. 8% due 10/15/20            153,692
     56,951   Federal Home Loan Mtg. Corp. 6% due 6/15/23              55,657
    200,000   Federal Home Loan Mtg. Corp. 7.5% due  9/15/06          206,313
    372,000   Federal Home Loan Mtg. Corp. 7%  due 6/15/21            384,555
    250,000   Federal Home Loan Mtg. Corp. 8%  due 6/15/21            258,770
     87,270   Federal National Mortgage Assn. 6.95% due 1/25/20        87,768
    350,000   Federal National Mortgage Assn. 6% due 8/25/23          338,625
    195,000   Federal National Mortgage Assn. 6.35% due 3/25/19       195,351
    195,000   Federal National Mortgage Assn. 8.5% due 1/25/20        201,002
    112,303   Federal National Mortgage Assn. 8.5% due 9/25/21        117,454
    100,000   Federal National Mortgage Assn. 6.71% due 12/25/11      100,828
    100,000   Federal National Mortgage Assn. 6.25% due 6/25/19        99,859
     50,000   Federal National Mortgage Assn. 5.5% due 9/25/07         48,691
    345,000   Federal National Mortgage Assn. 6% due 12/25/09         335,755
     97,000   Federal National Mortgage Assn. 6% due 7/25/06           96,303
    165,000   Federal National Mortgage Assn. 6.5% due 1/25/06        165,219

                                 KPM FUNDS, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           KPM FIXED INCOME PORTFOLIO

 PRINCIPAL                                                             MARKET
  AMOUNT      COLLATERALIZED MORTGAGE OBLIGATIONS - 40.80%              VALUE
  ------      --------------------------------------------              -----

    200,000   Federal National Mortgage Assn. 7% due 9/25/19         $202,219
    105,066   Federal National Mortgage Assn. 9.67% due  1/25/17      108,071
    300,000   GE Capital Mtg. Services 6% due 3/25/09                 297,094
    100,000   Government National Mortgage Assn. 7.98% due 7/16/12    100,102
    500,000   Residential Accredit Loans, Inc. 7.5% due 6/25/12       514,453
                                                                      -------
                Total Collateralized Mortgage Obligations           4,067,781

              CORPORATE BONDS - 37.08%
              ------------------------
    250,000   Commonwealth Edison 9.05% due 10/15/99                  261,634
     50,000   Chevron 7.45% due 8/15/04                                52,129
    300,000   Dayton Hudson 9.625% due 2/1/08                         365,275
    200,000   Eastman Chemical Corporation 7.25% due 1/15/24          212,944
    245,000   Enron Corporation 6.75% due 7/01/05                     248,294
    235,828   Federal Express Company 6.68% due 1/01/08               238,889
    250,000   James River Corporation 7.92% due 12/27/04              267,500
    150,000   Kansas City Power & Light 6.5% due 11/01/01             151,875
    100,000   May Department Stores 9.45% due 2/2/99                  103,513
    300,000   May Department Stores 9.875% due 12/1/02                345,483
    125,000   Occidental Petroleum Company 6.02% due 11/24/99         125,000
    400,000   Supervalue 6.31% due 11/09/00                           400,000
    100,000   Union Pacific Corporation 6.25% due 3/15/99              99,994
     50,000   United States Leasing International 8.75% due 12/01/01   54,338
    300,000   U.S. West 7.3% due 1/15/07                              315,375
    200,000   United Telecom 9.5% due 4/01/03                         229,047
     10,000   Washington Natural Gas 6.07% due 1/16/04                  9,788
    200,000   Walmart 7.49% due 6/21/07                               215,743
                                                                      -------
                Total Corporate Bonds                               3,696,821

              Total Investment in Securities
                (Cost $9,177,787)                      95.32%      $9,503,046
              Cash Equivalents                          3.44%         342,561
              Other Assets, Less Liabilities            1.24%         123,947
                                                        -----         -------
              NET ASSETS                              100.00%      $9,969,554
                                                      ======        =========

              See accompanying notes to financial statements.


                                 KPM FUNDS, INC.
                       Statement of Assets and Liabilities
                                December 31, 1997
                                   (Unaudited)

                                                                       KPM            KPM
                                                                     Equity      Fixed Income
                                                                   Portfolio      Portfolio
Assets:                                                            ---------    --------------
  Investments in securities, at market value
    (cost $35,328,618 and $9,177,787, respectively)               $45,772,469    $9,503,046
  Cash equivalents                                                  5,835,968       342,561
  Accrued interest and dividends receivable                           130,149       128,504
  Receivable for fund shares sold                                         311         4,373
  Organizational costs, net of accumulated amortization                10,493         1,594
                                                                   ----------     ---------
          Total assets                                             51,749,391     9,980,078
                                                                   ----------     ---------
Liabilities:
  Accrued expenses, including investment management and
      service fees and distribution expenses payable to adviser,
      administrator and distributor                                    64,005        10,524
  Payable for fund shares redeemed                                      7,500            -
                                                                   ----------     ---------
          Total liabilities                                            71,505        10,524
                                                                   ----------     ---------
Net assets applicable to outstanding capital stock                $51,677,886    $9,969,554
                                                                   ==========     =========
Net assets represented by:
  Capital stock (1 billion authorized, $.00001 par value)                 $41           $10
  Additional paid-in capital                                       41,220,247     9,652,235
  Accumulated undistributed net investment income/(loss)                  219          (141)
  Accumulated net realized gain/(loss) on investments                  13,526        (7,809)
  Unrealized appreciation of securities                            10,443,851       325,259
                                                                   ----------     ---------
          Total net assets applicable to shares outstanding       $51,677,885    $9,969,554
                                                                   ==========     =========
Shares outstanding and net asset value per share
  Shares of capital stock outstanding:  3,062,384
     and 931,839, respectively (note 5)                               $16.88        $10.70
                                                                   ==========     =========
See accompanying notes to financial statements.


                                 KPM FUNDS, INC.
                             STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 1997
                                   (UNAUDITED)


                                                            KPM              KPM
                                                           EQUITY        FIXED INCOME
INVESTMENT INCOME:                                       PORTFOLIO        PORTFOLIO
                                                        -------------    -------------
    Dividends                                               $313,907     $      -
    Interest                                                 115,482          333,752
                                                        -------------    -------------
        Total investment income                              429,389          333,752
                                                        -------------    -------------

EXPENSES (NOTE 3):
    Investment advisory fee                                  185,186           36,970
    Administration fee                                        57,871           11,847
    Distribution fees                                         57,871           11,847
    Amortization of organization costs                         2,208              535
    Other operating expenses                                  36,219           14,745
                                                        -------------    -------------
    Total expenses                                           339,355           75,944
    Less expenses reimbursed by investment adviser (note 3)       -            (8,538)
                                                        -------------    -------------
        Net expenses                                         339,355           67,406
                                                        -------------    -------------

        Net investment income                                 90,034          266,346
                                                        -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
    Net realized gain (loss)                               1,491,634           18,214
    Net unrealized appreciation (depreciation)
      Beginning of period                                  9,494,456           99,635
      End of period                                       10,443,851          325,259
                                                        -------------    -------------
        Net unrealized appreciation                          949,395          225,624
                                                        -------------    -------------
        Net realized and unrealized gain on investments    2,441,029          243,838
                                                        -------------    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $2,531,063         $510,184
                                                        =============    =============


See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                       Statements of Changes in Net Assets
      Six Months Ended December 31, 1997 and the Year Ended June 30, 1997

                                                  KPM                                 KPM
                                                 Equity                          Fixed Income
                                               Portfolio                           Portfolio
                                              Six Months     Year Endeded     Six Months Ended   Year Ended
                                             Dec. 31, 1997   June 30, 1997       Dec. 31, 1997   June 30, 1997
                                              (Unaudited)                         (Unaudited)
Operations:                                  --------------- --------------   -----------------  -------------
    Net investment income                           $90,034      $117,374           $266,346      $487,422
    Net realized gain (loss)
       on investments                             1,491,634     4,702,062             18,214       (25,599)
    Unrealized appreciation                         949,395     4,494,682            225,624       179,236
                                                  ---------     ---------           --------      --------
        Net increase in net assets
          resulting from operations               2,531,063     9,314,118            510,184       641,059
                                                  ---------     ---------           --------      --------
Distributions to shareholders from:
    Net investment income                            91,069       125,160            268,845       494,093
    Net realized gains                            5,646,345     1,828,489              -               809
                                                  ---------     ---------           --------      --------
        Total distributions                       5,737,414     1,953,649            268,845       494,902
                                                  ---------     ---------           --------      --------
Capital share transactions: (note 5)
    Proceeds from sales                          10,370,748     7,152,647          1,542,694     2,512,764
    Payment for redemptions                      (2,163,885)   (5,551,204)          (920,161)   (2,683,686)
    Reinvestment of net investment
      income and net realized gain
      distributions at net asset value            5,334,665     1,815,623            233,397       432,216
                                                  ---------     ---------           --------      --------
        Total increase from capital
          share transactions                     13,541,528     3,417,066            855,930       261,294
                                                 ----------     ---------           --------      --------
Total increase in net assets                     10,335,177    10,777,535          1,097,269       407,451

Net assets:
  Beginning of period                            41,342,708    30,565,173          8,872,285     8,464,834
                                                 ----------    ----------          ---------     ---------
  End of period                                 $51,677,885   $41,342,708         $9,969,554    $8,872,285
                                                 ==========    ==========          =========     =========

See accompanying notes to financial statements.


                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS


                   SIX MONTHS ENDED DECEMBER 31, 1997 AND THE
                   YEARS ENDED JUNE 30, 1997 AND 1996 AND THE
                    PERIOD FROM JULY 5, 1994 (COMMENCEMENT OF
                          OPERATIONS) TO JUNE 30, 1995

                                                                     KPM EQUITY PORTFOLIO
                                           -----------------------------------------------------------------

                                              SIX MONTHS ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                DEC. 31, 1997          1997           1996           1995
                                           --------------------  -------------- -------------  -------------
                                                (UNAUDITED)
NET ASSET VALUE:
  Beginning of period                                  $17.92          $14.53        $12.00         $10.00
                                                       ------          ------        ------         ------

  Income from investment operations:
     Net investment income                               0.04            0.05          0.05           0.11
     Net realized and unrealized gain on investments     0.99            4.25          2.83           2.06
                                                         ----            ----          ----           ----
       Total income from investment operations           1.03            4.30          2.88           2.17
                                                         ----            ----          ----           ----

  Less distributions:
    Dividends from net investment income                (0.04)          (0.06)        (0.05)         (0.10)
    Dividends from capital gains                        (2.03)          (0.85)        (0.30)         (0.07)
                                                        ------          ------        ------         ------
                                                        (2.07)          (0.91)        (0.35)         (0.17)
                                                        ------          ------        ------         ------

  End of period                                        $16.88          $17.92        $14.53         $12.00
                                                       ======          ======        ======         ======

TOTAL RETURN                                            11.72%*         30.92%        24.19%         22.01*
                                                        ======          ======        ======         ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                        $51,677,885     $41,342,708   $30,565,173    $15,360,742

  Ratio of expenses to average net assets                1.46%*           1.45%         1.50%          1.50%*
  Ratio of net income to average net assets              0.39%*           0.34%         0.40%          1.04%*
  Portfolio turnover rate                               13.99%           41.83%        34.05%         27.90%
  Average Commission Rate**                             $0.0575         $0.0683         N/A             N/A

Per share data has been calculated using weighted average shares outstanding during the period indicated.

* Annualized for periods of less than twelve months in duration.
** Average commission rate is computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

See accompanying notes to financial statements.


                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
         SIX MONTHS ENDED DECEMBER 31, 1997 AND THE YEARS ENDED JUNE 30,
          1997 AND 1996 AND THE PERIOD FROM JULY 5, 1994 (COMMENCEMENT
                         OF OPERATIONS) TO JUNE 30, 1995

                                                              KPM FIXED INCOME PORTFOLIO
                                           -----------------------------------------------------------------

                                                 SIX MONTHS ENDED     YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                   DEC. 31, 1997        1997            1996            1995
                                                 ------------------ --------------  --------------  --------------
                                                     (UNAUDITED)
NET ASSET VALUE:
  Beginning of period                                    $10.42         $10.23          $10.47          $10.00
                                                         ------         ------          ------          ------

  Income from investment operations:
   Net investment income                                   0.30           0.61            0.63            0.57
   Net realized and unrealized gain/(loss) on investments  0.28           0.19           (0.23)           0.47
                                                           ----           ----           ------           ----
       Total income from investment operations             0.58           0.80            0.40            1.04
                                                           ----           ----            ----            ----

  Less distributions:
    Dividends from net investment income                  (0.30)         (0.61)          (0.62)          (0.57)
    Dividends from capital gains                          (0.00)         (0.00)          (0.02)          (0.00)
                                                          ------         ------          ------          ------
                                                          (0.30)         (0.61)          (0.64)          (0.57)
                                                          ------         ------          ------          ------

  End of period                                          $10.70         $10.42          $10.23          $10.47
                                                         ======         ======          ======          ======

TOTAL RETURN                                              11.05%*        7.96%           3.63%*           9.63%
                                                          ======         =====           =====           =====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                            $9,969,554     $8,872,285      $8,464,834      $5,867,926

  Ratio of expenses to average net assets                  1.24%*         1.25%           1.25%           1.25%*
  Ratio of expenses to average net assets before
     adviser reimbursements #                              1.42%*         1.51%           1.29%           1.56%*
  Ratio of net income to average net assets                5.62%*         5.82%           5.94%           5.59%*
  Portfolio turnover rate                                 15.22%         26.14%          19.52%          40.34%

Per share data has been calculated using weighted average shares outstanding during the period indicated.

# KPM Investment Management, Inc. reimbursed a portion of the fund's expenses
 (note 3)
* Annualized for periods of less than twelve months in duration

See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

1.   ORGANIZATION
     KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At December 31, 1997, the Fund had two portfolios in operation: the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national securities exchange are valued at the last reported sale price that day.

     o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

     o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

     All securities are valued in accordance with the above noted policies at the close of each business day.

     At December 31, 1997, the cost of investment securities is identical for financial reporting and income tax purposes.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   CONTINUED
     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of bond premium and discount is amortized daily using both the constant yield and the straight-line methods.

     Realized investment gains and losses are determined by specifically identifying the issue sold.

     OPTIONS TRANSACTIONS
     The KPM Equity Portfolio is authorized to purchase put options or call options.

     The amount of the liability is subsequently marked to market to reflect the current value of the option written. The current market value of the traded option is the last sales price on the principal exchange on which such options are traded, or in the absence of such a sale, at the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     When a put option is purchased, an amount equal to the premium paid by the Portfolio is included by the Portfolio in the Portfolio's statement of assets and liabilities as an asset. The amount of the asset is subsequently marked to market to reflect the value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such options are traded, or in the absence of such a sale, at the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing sales transaction, the Portfolio realized a gain (or loss if the cost of a closing transaction is lower than the premium paid when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the asset related to such option is extinguished. When an option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

     At December 31, 1997, the KPM Equity Portfolio had no such option contracts outstanding nor were any written during the six months then ended.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   CONTINUED
     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by Federal law. Consequently, no liability for Federal income taxes is required. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis.

     DISTRIBUTION TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date. The dividends declared become payable immediately.

     CASH EQUIVALENTS
     The Fund considers investments with an original maturity of three months or less when purchased to be cash equivalents.

     ORGANIZATIONAL COSTS
     Costs associated with the formation of the Fund, consisting primarily of accounting and legal fees, have been capitalized and are being amortized using the straight-line basis over five years. If any or all of the shares representing initial capital of the Fund is redeemed by any holder prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding.

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
     The Fund and each of its Portfolios have retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS
     Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. In addition, the Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolio's shares, and an administration agreement with Lancaster Administrative Services, Inc. (the "Administrator") to provide administrative and transfer agent services. Under the terms of the investment advisory agreement, the Adviser receives a management fee equal to .80% and .60% per annum of the daily average net asset value, respectively, of the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   CONTINUED
     The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if in any year the annual operating expenses of the Portfolio exceeds 1.50% for the KPM Equity Portfolio and 1.25% for the KPM Fixed Income Portfolio.

     Under the terms of the administration agreement, certain services will be provided including the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records of the Fund, for which the Administrator will be paid a fee of .25% per annum of each of the Portfolio's daily average net asset value.

     Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of .25% per annum of each Portfolio's daily average net asset value.

     Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $213,618, $69,718 and $69,718, respectively for such services. Of the amount paid to the Adviser, $8,538 was reimbursed to the KPM Fixed Income Portfolio for expenses.

     At  December  31,  1997,  the  following   accrued   investment   advisory,
     administrative and distribution fees were payable to the Adviser and Administrator.

                             Payable to  Payable to   Payable to
                               Adviser  Administrator Distributor     Total
      KPM Equity            ---------- -------------- -----------   --------
         Portfolio           $34,630      $10,822      $10,776     $56,228
      KPM Fixed
         Income Portfolio      5,023        2,093        2,090       9,206

     The Portfolios also used KPSP to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transaction in selecting brokers to affect trades. KPSP was paid commissions in the amount of $6,250 for its brokerage services during the six months ended December 31, 1997.

4.   SECURITIES TRANSACTIONS
     Purchases of  securities  and proceeds  from sales were as follows for each
     Portfolio:

                                           Purchases of         Proceeds
                                            Securities         from Sales
                                           ------------       ------------
           KPM Equity Portfolio             $11,576,853       $5,786,338
           KPM Fixed Income Portfolio         2,608,550        1,364,629

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

4.   CONTINUED
     At December 31, 1997, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                   Aggregate Gross
                                                     Unrealized
                                           Appreciation       Depreciation
                                           ------------       ------------
           KPM Equity Portfolio             $11,447,532         $1,003,681
           KPM Fixed Income Portfolio           329,717              4,457

5.   CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.00001. Fifty million of these shares have been authorized by the Board of Directors to be issued in each series. The Board of Directors is empowered to issue other series of the Fund's shares without shareholders approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the net assets of any other Portfolio.

     Transactions in the capital stock of each portfolio for the six months ended December 31, 1997 were as follows:

                                                               KPM Fixed
                                          KPM Equity            Income
                                           Portfolio           Portfolio
        Transactions in shares:           -----------         ------------
           Shares sold                    554,816.392         145,080.602
           Shares redeemed               (117,386.258)        (86,730.816)
           Reinvested dividends           317,269.986          21,932.330
                                          -----------        ------------
           Net increase                   754,700.120          80,282.116
                                         ============        ============

     At December 31, 1997, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held 100,683 shares of the KPM Equity Portfolio representing $1,699,529.

6.   DIRECTORS' FEES AND EXPENSES
     The Fund pays directors who are not deemed "interested persons" a fee of $200 per Board meeting plus an annual retainer of $1,000. During the period ended December 31, 1997, the Fund paid directors' fees and reimbursed expenses of $3,927 and $813 for the KPM Equity and Fixed Income Portfolios, respectively.